UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2016

WEST END INDIANA BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54578	36-4713616
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

34 South 7th Street, Richmond, Indiana	47374
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 962-9587

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 4, 2016, West End Indiana Bancshares, Inc. (the “Company”) announced its financial results at and for the three and nine months ended September 30, 2016.

A copy of the press release dated November 4, 2016 giving details associated with the earnings release is attached as Exhibit 99 to this report. The press release shall not be deemed filed for any purpose.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.

(b)	Pro Forma Financial Information.	Not Applicable.

(c)	Shell Company Transactions.	Not Applicable.

(d)	Exhibit 99	Press Release dated November 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEST END INDIANA BANCSHARES, INC.

DATE: November 4, 2016	By:	/s/ Timothy R. Frame
Timothy R. Frame
President and Chief Executive Officer